Exhibit 10.17

CONFIDENTIAL

December 17, 2001

Mitch Adamek
1 Pepsi Way
Somers, NY 10589-2201

Dear Mitch:

Pursuant to our last discussion [***] associated with the latest projection we received from Cathy Lesko. To formalize this agreement I have attached a signature page for both of us to sign and exchange copies.

Hopefully, you can appreciate the [***]

Finally, we are finalizing the [***] and should have that completed next week. Based on our agreement, [***]. I will touch base with you next week to make sure we are in agreement with the final number.

Sincerely,

/s/ Michael J. Hoffman

Michael J. Hoffman

[***]	Confidential treatment requested

Pepsi Resin Agreement — 2002	1

CONFIDENTIAL	12/19/2001

AGREEMENT ACCEPTANCE FORM

The undersigned are duly authorized to execute this Agreement on behalf of CONSTAR and Pepsi.

CONSTAR, Inc.		Pepsi-Cola Company

Signature:	/s/ Michael J. Hoffman	Signature:	Mitch Adamek
Print Name:	Michael J. Hoffman	Print Name:	Mitch Adamek
Title:	President	Title:	V.P. Global Procurement
Date:	12/17/01	Date:	1/10/02

Pepsi Resin Agreement — 2002	2

CONFIDENTIAL	12/19/2001